                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                  June 6, 2001

                              Carreker Corporation
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-24201                75-1622836
     ------------------------   ------------------------   --------------------
     (State of Incorporation)   (Commission File Number)   (IRS Employer
                                                            Identification No.)

4055 Valley View Lane, Suite 1000, Dallas, Texas                75244
------------------------------------------------           --------------
(Address of principal executive offices)                     (Zip Code)

                                 (972) 458-1981
                           ---------------------------
              (Registrant's telephone number, including area code)


                                      [N/A]
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

As reported on our current report on Form 8-K filed June 8, 2001, effective June 6, 2001, Carreker Corporation, a Delaware corporation, acquired Check Solutions Company pursuant to a partnership interest purchase agreement among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association.

Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the current report on Form 8-K dated June 8, 2001 to include the financial statements of Check Solutions Company required by Item 7(a) on Form 8-K, the pro forma financial information required by Item 7(b) on Form 8-K and exhibits required by Item 7(c) on Form 8-K.

   (a)   Financial Statements of Business Acquired

         The consolidated financial statements of Check Solutions Company, as audited by their independent auditors for the periods reflected therein, are set forth in Exhibit 99.1.

   (b)   Pro Forma Financial Information

         The pro forma condensed combined financial information for Carreker Corporation and Check Solutions Company is set forth in Exhibit 99.2.

  (c)    Exhibits

   2.1 Partnership Interest Purchase Agreement, dated May 22, 2001, among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association (incorporated by reference to
         Exhibit 2.1 to the Company's Form 8-K filed May 29, 2001).

   2.2 List of Schedules and Attachments omitted from Exhibit 2.1, Partnership Interest Purchase Agreement (incorporated by reference to Exhibit 2.2 to the Company's Form 8-K filed May 29, 2001).

   2.3   Press Release dated June 6, 2001 (incorporated by reference to
         Exhibit 2.3 to the Company's Form 8-K filed June 8, 2001).

  10.1 Credit Agreement, dated June 6, 2001, among Carreker Corporation as Borrower, The Chase Manhattan Bank as Administrative Agent and Issuing Bank and Compass Bank as Syndication Agent (incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed June 8, 2001).

* 23.1   Consent of Arthur Andersen LLP.

* 99.1 Audited Consolidated Financial Statements of Check Solutions Company for the Three Months Ended March 31, 2001 and for the Years Ended December 31, 2000 and 1999, respectively.

* 99.2 Pro Forma Financial Information for Carreker Corporation and Check Solutions Company.

* Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CARREKER CORPORATION

                                             By: /s/ Terry L. Gage
                                                ------------------------------
                                                 Terry L. Gage
                                                 Executive Vice President and
                                                 Chief Financial Officer

         Dated:  August 20, 2001

                                  EXHIBIT INDEX


   2.1 Partnership Interest Purchase Agreement, dated May 22, 2001, among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association (incorporated by reference to
         Exhibit 2.1 to the Company's Form 8-K filed May 29, 2001).

   2.2 List of Schedules and Attachments omitted from Exhibit 2.1, Partnership Interest Purchase Agreement (incorporated by reference to Exhibit 2.2 to the Company's Form 8-K filed May 29, 2001).

   2.3   Press Release dated June 6, 2001 (incorporated by reference to Exhibit
         2.3 to the Company's Form 8-K filed June 8, 2001).

  10.1 Credit Agreement, dated June 6, 2001, among Carreker Corporation as Borrower, The Chase Manhattan Bank as Administrative Agent and Issuing Bank and Compass Bank as Syndication Agent (incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed June 8, 2001).

* 23.1   Consent of Arthur Andersen LLP.

* 99.1 Audited Consolidated Financial Statements of Check Solutions Company for the Three Months Ended March 31, 2001 and for the Years Ended December 31, 2000 and 1999, respectively.

* 99.2 Pro Forma Financial Information for Carreker Corporation and Check Solutions Company.

* Filed herewith.